Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.7

AMENDMENT NO. 1

to

LICENSE AGREEMENT

for MSK’S technology

“[***]  and [***]  antibodies and Multimerization

Technology” between

MEMORIAL SLOAN-KETTERING CANCER CENTER

and

Y-MABS THERAPEUTICS, INC.

DATED: MARCH 18, 2021

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT NO. 1 TO LICENSE AGREEMENT

This Amendment No. 1 dated February , 2021 (the “Amendment”), is made to that certain License Agreement for MSK’s technology “[***] and [***] antibodies and Multimerization Technology” dated August 20, 2015 (the “License Agreement”), by and between Memorial Sloan Kettering Cancer Center (“MSK”), a New York not-for-profit corporation, with  its principal offices  at 1275 York Avenue, New York, NY 10065; and Y-mAbs Therapeutics, Inc., a Delaware corporation, with its principal offices located at 230 Park Avenue, Suite 3350, New York, NY 10169 (“LICENSEE”). MSK and LICENSEE are sometimes referred to herein singly as a “Party” and collectively as “Parties”.

All capitalized terms not otherwise defined herein shall have the meanings assigned to them in the License Agreement.

W I T N E S S E T H

WHEREAS, Parties wish to amend and clarify certain aspects of the License Agreement only in the respects and on the conditions hereinafter stated.

NOW THEREFORE, in consideration of the mutual premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE 1- AMENDMENT

1.1 Under Section 1.21, “Customary distribution of samples of Licensed Product or related performance of Licensed Services by LICENSEE or Affiliates shall not be included in any calculation of Net Sales” is h ereby deleted in its entirety and replaced with the following:

“Distribution without charge of Licensed Products by LICENSEE, Sublicensee or Affiliates or related performance without charge of Licensed Services:

(i)	in connection with patient assistance programs;

(ii)	for customary distribution of samples;

(iii)	for charitable donation purposes, early access programs, compassionate use or other similar programs;

(iv)	for preclinical, clinical, or registration studies; or

(v)	for use in any tests or studies reasonably necessary to comply with any applicable law, regulation or request by a Regulatory Authority or other governmental purposes;

shall in, each case, not be included in any calculation of Net Sales.”

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

ARTICLE 2– MISCELLANEOUS

2.1 The Parties agree that, apart from the parts specifically amended hereunder, all terms and conditions of the License Agreement remain and shall remain in full force and effect.

[Signature page follows]

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be executed by its duly authorized representative, all as of the day and year first written above.

MEMORIAL SLOAN KETTERING CANCER CENTER

By:	/s/ Eric Cottington
Name:	Eric Cottington
Title:	Senior Vice President, Research and Technology Management

Y-MABS THERAPEUTICS, INC.
By:	/s/ Thomas Gad
Name:	Thomas Gad
Title:	Founder, Chairman and President